                                                                   EXHIBIT 10.11


                                      EQUITY RIGHTS AGREEMENT dated as of
                              October 1, 1999, between USS HOLDINGS, INC., a Delaware corporation (the "Company"), and THE
                                                         -------
                              PURCHASERS LISTED ON SCHEDULE I HERETO (the

                              "Purchasers").
                              -----------

          Simultaneously with the execution and delivery of this Agreement, the Company and the Purchasers are entering into a Securities Purchase Agreement (the "Purchase Agreement"), pursuant to which, among other things, the
      ------------------
Purchasers are purchasing from the Company (i) shares of Series D Redeemable Preferred Stock, $.01 par value (the "Series D Preferred Stock"), and (ii)
                                      ------------------------
warrants (the "Class I Warrants") to purchase shares of Class B Common Stock of
               ----------------
the Company (the "Class B Common Stock" and warrants (the "Class II Warrants"
                  --------------------                     -----------------
and together with the Class I Warrants the "Warrants") to purchase shares of
                                            --------
Class C Common Stock, $.01 par value of the Company (the "Class C Common Stock"
                                                          --------------------
and together with the Class B Common Stock the "Warrant Shares").  The parties
                                                --------------
are entering into this Agreement in connection with the Purchase Agreement.

          ACCORDINGLY, in consideration of the foregoing and the representations, warranties, covenants and agreements of the parties contained in this Agreement and in the Purchase Agreement, the parties agree as follows:

     1.   Definitions; Rules of Construction.
          ----------------------------------

          (a)  Definitions.
               -----------

          Capitalized terms used in this Agreement have the meanings ascribed to them below:

          "Affiliate" means, as to any Person, any other Person that, directly
           ---------
or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person; provided, however, that for
                                                   --------  -------
purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

          "Applicable Law" means all provisions of laws, statutes, ordinances,
           --------------
rules, regulations, permits, certificates, writs, decrees or orders of any Governmental Authority applicable to (a) the Person in question or any of its assets or property or (b) the transaction or event in question.

          "Board" and "Board of Directors," unless otherwise specified, means
           -----       ------------------
the Board of Directors of the Company.

          "Business Day" means any day other than a Saturday, Sunday or a day
           ------------
for which banks are authorized or required to be closed in New York, New York.

          "Common Stock" means, collectively, all of the Common Stock, $.01 par
           ------------
value, of the Company of any class, including the Company's Class A Common Stock, Class B Common Stock and Class C Common Stock and any other class of capital stock of the Company hereafter authorized that is not limited to a fixed sum or percentage of par or stated value with respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

          "Common Stock Equivalent" means one share of Common Stock or the right
           -----------------------
to acquire, whether or not such right is immediately exercisable, one share of Common Stock, whether evidenced by an option, warrant, convertible security or other instrument or agreement.

          "Company" has the meaning ascribed to it in the caption of this
           -------
Agreement.

          "Common Equity Value" means, as of the date of determination, the most
           -------------------
probable value that would be paid for all of the Common Stock Equivalents of the Corporation on a going concern basis in a single arm's-length transaction between a willing buyer and a willing seller, without regard to lack of liquidity of the Company's Securities and without any discount for the lack of control of the Company exercisable by any Purchaser, using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and reasonably sufficient time for effectuating such sale in a competitive and open market under all conditions requisite to a fair sale, the buyer and the seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale and the passing of title from the seller to the buyer under conditions whereby (1) the buyer and the seller are typically motivated,
(2) both parties are well informed or well advised and acting in what they consider their own best interests, (3) a reasonable amount of time is allowed for exposure in the open market, (4) payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto, and (5) the price represents the normal consideration for the Common Stock Equivalents unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

          "Common Equity Value Per Share" means the quotient of (a) the sum of
           -----------------------------
(i) the Common Equity Value plus (ii) the aggregate consideration that would be
                            ----
received by the Corporation if all outstanding Common Stock Equivalents (without regard to any restrictions on the conversion, exercise or exchange thereof) that are "in the money" (i.e., those having a conversion, exercise or exchange price
                    ----
per share of Common Stock equal to or less than the quotient of (1) the Common Equity Value divided by (2) the total number of shares of Common Stock
             ----------
outstanding) were converted, exercised and exchanged for Common Stock, divided
                                                                       -------
by (b) the total number of shares of Common Stock outstanding after giving pro
--                                                                         ---
forma effect to all such conversions, exercises and exchanges of the outstanding
-----
Common Stock Equivalents described in clause (a)(ii) above. When calculated with respect to a Security that is directly or indirectly convertible into, or exercisable or exchangeable for, Common Stock, the "Common Equity Value Per Share" of such Security shall be an amount equal to the Common Equity Value Per Share calculated pursuant to the immediately preceding sentence times the number of Common Stock Equivalents represented by such Security.

          "Fair Value Per Share" means, with respect to a share of Class B
           --------------------
Common Stock, an amount equal to the Common Equity Value Per Share for such share as determined in good faith by the Board (including a majority of the disinterested members of the Board), which determination shall be delivered to the Purchasers in writing; provided, however, that if the Requisite Purchasers object to such determination
--------  -------
by the Board within 15 Business Days after delivery of such written determination to the Purchasers, then the Company and the Requisite Purchasers shall in good faith attempt to resolve their differences with respect to, and to agree on, the Fair Value Per Share. If the Company and the Requisite Purchasers are unable to reach agreement on the Fair Value Per Share within 15 Business Days after the Requisite Purchasers' delivery to the Company of the Requisite Purchasers' written objection to the Board's initial determination of the Fair Value Per Share, then the Fair Value Per Share shall be determined by an investment banking firm of national recognition, which firm shall be reasonably acceptable to the Company and the Requisite Purchasers. If the Company and the Requisite Purchasers are unable to agree upon an acceptable investment banking firm within 10 Business Days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in the City of New York, New York, selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the investment banking firm (within ten (10) days of his appointment) from a list, jointly prepared by the Company and the Requisite Purchasers, of not more than six investment banking firms of national standing in the United States, of which no more than three may be named by the Company and no more than three may be named by the Requisite Purchasers. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The Company and the Requisite Purchasers shall submit to the investment banking firm their respective calculations of the Fair Value Per Share, and any supporting arguments and other data as they may desire, within 10 Business Days of the appointment of the investment banking firm, and the investment banking firm shall as soon as practicable thereafter make its own calculation of the Fair Value Per Share. The determination of the Fair Value Per Share by such investment banking firm shall be final and binding upon the parties. The Company shall pay the fees and expenses of the investment banking firm and arbitrator (if any) used to determine the Fair Value Per Share.

          "GAAP" means generally accepted accounting principles in the United
           ----
States, consistently applied

          "Governmental Authority" means any domestic or foreign government or
           ----------------------
political subdivision thereof, whether on a federal, state or local level and whether executive, legislative or judicial in nature, including any agency, authority, board, bureau, commission, court, department or other instrumentality thereof.

          "Initial Public Offering" means the initial Public Offering of equity
           -----------------------
securities of the Company.

          "Liquidation" means any voluntary or involuntary dissolution,
           -----------
liquidation and winding up of the business and affairs of the Company.

          "Liquidity Event" means any Sale of the Company, Public Offering or
           ---------------
Liquidation.

          "MassMutual Holders" means, collectively,  Massachusetts Mutual Life
           ------------------
Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors, MassMutual Corporate Value Partners Limited and their respective successors and permitted assigns.

          "Material Adverse Effect" means a material adverse effect on the
           -----------------------
business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries.

          "Person" shall be construed as broadly as possible and shall include
           ------
an individual or natural person, a partnership (including a limited liability partnership), a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a Governmental Authority.

          "Public Offering" means the closing of a public offering of Common
           ---------------
Stock pursuant to a registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering made in connection with a business acquisition or an employee benefit plan.

          "Purchase Agreement" has the meaning ascribed to it in the Preamble.
           ------------------

          "Purchasers" has the meaning given to it in the caption of this
           ----------
Agreement.

          "Qualified Public Offering" has the meaning ascribed to it in the
           -------------------------
Stockholders Agreement.

          "Requisite MassMutual Purchasers" means, as of any date of
           -------------------------------
determination, MassMutual Holders holding as of such date of determination Warrants or Warrant Shares representing at least a majority of the Warrant Shares previously issued and Warrant Shares issuable upon exercise of the Warrants then outstanding held by all MassMutual Holders.

          "Requisite Purchasers" means, as of any date of determination,
           --------------------
Purchasers holding Warrants or Warrants Shares representing at least a majority of the Warrant Shares previously issued and Warrant Shares issuable upon exercise of the Warrants then outstanding; provided however, that for purposes
                                           -------- -------
of Section 3(a), the MassMutual Holders shall not be included in any determination of Requisite Purchasers.

          "Sale of the Company" means the sale to a third party who is not an
           -------------------
Affiliate of the Company of outstanding equity Securities of the Company (whether directly or by way of merger, consolidation or other reorganization) in a transaction in which the Purchasers have the right to sell all the Shares.

          "Sale Shares" has the meaning given to it in the first paragraph of
           -----------
this Agreement and includes any and all shares of capital stock of the Company issued on or with respect to such Sale Shares by way of a stock dividend or stock split, or by way of a conversion or exchange of such Sale Shares in accordance with their respective terms.

          "Securities" means, with respect to any Person, such Person's
           ----------
"securities" as defined in Section 2(1) of the Securities Act of 1933, as amended, and includes such Person's capital stock or other equity interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such Person's capital stock or other equity or equity-linked interests, including phantom stock and stock appreciation rights.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect from time to time.

          "Securities and Exchange Commission" means the Securities and Exchange
           ----------------------------------
Commission or any Governmental Authority succeeding to the functions thereof.

          "Stockholders Agreement" means the Stockholders Agreement dated as of
           ----------------------
February 9, 1996, as amended, between the Company and its stockholders named therein.

          "Subsidiary" of any Person, means any corporation, partnership, joint
           ----------
venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

          "Voting Stock" means capital stock issued by a corporation, or
           ------------
equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or Persons performing similar functions) of such Person, even if such right to vote has been suspended by the happening of such contingency.

          "Warrants" has the meaning ascribed to it in the preamble of this
           --------
Agreement.

          "Warrant Shares" has the meaning given to it in the preamble of this
           --------------
Agreement and includes any and all shares of capital stock of the Company issued upon the exercise, conversion or exchange of the Warrants in accordance with its terms and any and all other shares of capital stock of the Company issued on or with respect to such Warrant Shares by way of a stock dividend or stock split, a reorganization or by way of the conversion or exchange of such Warrant Shares in accordance with their respective terms.

     (b)  Rules of Construction.
          ---------------------

          The use in this Agreement of the term "including" means "including, without limitation." The words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to sections, schedules and exhibits mean the sections of this Agreement and the schedules and exhibits attached to this Agreement, except where otherwise stated. The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter form shall also denote the other forms, as in each case the context may require. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

     2.   Covenants.
          ---------

          (a)  Transactions With Affiliates.
               ----------------------------

          The Company shall not, and the Company shall cause its Subsidiaries not to, without the prior written consent of the Requisite Purchasers, enter into any transaction with any Affiliate of the Company on terms less favorable to the Company or such Subsidiary than would have been obtainable in a comparable arms-length transaction with an unrelated third party; provided,
                                                                  ---------
however, that the Company or any of its wholly owned Subsidiaries may, without
-------
the prior written consent of the Requisite Purchasers hereunder, enter into transactions with the Company and any of its wholly owned Subsidiaries.

          (b)  Financial Statements and Other Information, Inspections.
               -------------------------------------------------------

          (i) Prior to the consummation of an Initial Public Offering, the Company will deliver to each Purchaser holding at least 5% of the shares of Series D Preferred Stock then outstanding the financial statements and other information specified in Section 3(a) of the Stockholders Agreement.

          (ii) Except as consented to in writing by the Company or as otherwise required by law or judicial order or decree or by any governmental agency or authority, each Person which obtains information regarding the Corporation and its Subsidiaries under this Section 2(b) will use its best efforts to maintain the confidentiality of all nonpublic information obtained by it hereunder which the Corporation has reasonably designated as proprietary or confidential in nature; provided that each such Person may disclose such information to a Permitted Transferee (as defined in the Stockholders Agreement) in connection with the sale or transfer of any Shares if such Permitted Transferee agrees in writing to be bound by the provisions hereof.

          (iii) Prior to the consummation of an Initial Public Offering, the Company will permit each representative designated by any Purchaser holding at least 5% of the shares of Series D Preferred Stock then outstanding, upon reasonable notice to the Chief Executive Officer of the Company, during normal business hours or such other times as any such Purchaser may reasonably request and in such manner so as not to unreasonably interfere with the business and operations of the Company or any Subsidiary, to, at such Purchaser's expense, (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of the Company and its Subsidiaries.

     3.   Purchaser Put Rights.
          --------------------

          (a)  Put Notice.
               ----------

          Subject to the terms and conditions of this Section 3, at any time after the fifth anniversary of the date hereof and prior to a Liquidity Event, either the Requisite Purchasers or the Requisite MassMutual Holders may elect to require the Company to purchase all (but not less than all) unexercised Warrants and Warrant Shares held by such Purchaser or Purchasers at a price per share equal to the Fair Value Per Share (determined as of the date the Put Notice is delivered) of such Warrants (determined based upon the Fair Value Per Share of the shares issuable upon exercise of such Warrants less the price payable upon exercise thereof) or Warrant Shares.

          Such Purchaser or Purchasers may exercise the Put Right by delivering
written notice of such election (the "Put Notice") to the Company   Within 15
days after the first date of receipt of a Put Notice by the Company (the "Put
                                                                          ---
Notice Date"), the Company shall give a notice to all other Purchasers advising
-----------
them of the receipt by the Company of such Put Notice, together with a copy of such Put Notice. The date upon which the Company shall so advise such other Holders is herein called the "Company Notice Date". Within 15 days after the
                              -------------------
Company Notice Date, each such other Purchaser also may give a Put Notice to the Company and each such Put Notice shall be deemed given as of the date of the Put Notice given by the Purchaser or Purchasers initially exercising the Put Right. After receipt of the original Put Notice, the Company shall be obligated to purchase, and the Purchasers who have elected to participate shall be obligated to sell, Warrants and Warrant Shares for which Put Notices have been given, subject to the following conditions:

          (i) the Company shall use its best efforts to obtain all consents, approvals and waivers from third parties (including the stockholders of the Company) that may be necessary in order to permit the Company to purchase such Warrants and Warrant Shares, and in the event that the Company cannot, after using such best efforts, obtain any such consent, approval or waiver that is required for the Company to purchase any Warrants or Warrant Shares, the Company shall be relieved from its obligation hereunder to purchase such Warrants and Warrant Shares;

          (ii) in the event the Company shall not have sufficient funds on hand to purchase all of such Warrants and Warrant Shares, the Company shall use its best efforts to obtain such funds from third party financing sources on reasonable and customary terms to pay in full in cash the aggregate purchase price required to be paid for such Warrants and Warrant Shares pursuant to this Section 3, and if, after using such best efforts, the Company cannot obtain such funds to purchase all of such Warrants and Warrant Shares, the Company shall be obligated hereunder to purchase, on a pro rata basis from all such Purchasers in proportion to their holdings of Warrants and Warrant Shares, only those Warrants and Warrant Shares that the Company is able to purchase out of funds on hand and obtained from third party financing sources, if any;

          (iii) in the event that the Company is prohibited or restricted by Applicable Law from purchasing any Warrants or Warrant Shares, the Company's obligation to purchase such shares hereunder shall be suspended until such time as the Company is no longer subject to any such prohibition or restriction and any such purchase permitted to be made shall be made such Warrants and Warrant Shares on a pro rata basis;

          (iv) in the event that the Board determines in good faith that the Company's performance of its obligations under this Section 3 could reasonably be expected to have a Material Adverse Effect, the Company may postpone the Put Closing for such period as the Board may in good faith determine in order to avoid such Material Adverse Effect; and

          (v) in the event that the Requisite Purchasers or the Requisite MassMutual Holders, as the case may be, have delivered a Put Notice to the Company and the Company has given the Purchasers written notice prior to 30 days following final determination of the Fair Value Per Share of the Class B Common Stock that the Company has fixed plans to engage in, or is otherwise attempting to engage in, a Liquidity Event, then the Company shall not be obligated to purchase such Warrants and Warrant Shares pursuant to this Section 3 unless and until such Liquidity Event is abandoned.

          (b)  Put Closing.
               -----------

          Subject to conditions set forth in Section 3(a), the closing (the "Put
                                                                             ---
Closing") of the Company's purchase of Warrants and Warrant Shares from the
-------
Purchasers pursuant to Section 3(a) shall take place on such date (the "Put
                                                                        ---
Closing Date") as shall be determined by the Company, but in any event not
------------
earlier than 10 days and not later than 90 days after the later of (x) the date on which the final determination of the Fair Value Per Share of the Warrants and Warrant Shares being repurchased is made and (y) the date on which all of the conditions set forth in Section 3(a) have been satisfied. The Put Closing shall take place at the Company's principal executive office or place of business or the office in New York City of the Company's attorneys. The Company shall send written notice of the Put Closing (the "Put Closing Notice") to the Purchasers.
                                        ------------------
The Put Closing Notice shall specify the Put Closing Date and the location of the Put Closing. At the Put Closing, the Company shall pay to each Purchaser, against the Company's receipt from such Purchaser of the certificate or certificates representing the Warrants and Warrant Shares being repurchased from such Purchaser duly endorsed or accompanied by duly executed stock powers and other instruments of transfer necessary to transfer said Warrants and Warrant Shares to the Company free and clear of all liens, pledges, encumbrances and other adverse claims, an amount equal to the aggregate purchase price for all such Warrants and Warrant Shares, by wire transfer of immediately available funds, or if such Purchaser shall not have specified wire transfer instructions to the Company prior to the Put Closing Date, by certified or official bank check made payable to the order of such Purchaser.

     4.   Company Call Rights.
          -------------------

          (a)  Call Notice.
               -----------

          Subject to the terms and conditions of this Section 4, at any time and from time to time after the sixth anniversary of the date hereof, the Company may elect to purchase all (but not less than all) of the unexercised Warrants and the Warrant Shares held by the Purchasers at a price per share equal to the applicable Fair Value Per Share (determined as of the date the Call Notice is given) of such Warrants (determined based upon the Fair Value Per Share of the shares issuable upon exercise of such Warrants less the price payable upon exercise thereof) or Warrant Shares by giving written notice to the Purchasers of such election (the "Call Notice"), whereupon the Company shall be obligated to purchase, and the Purchasers shall be obligated to sell, such Warrants and Warrant Shares; provided, however, that the Company may at any time prior to 10 days prior to the Call Closing Date (as defined below) terminate or abandon its purchase of such Warrants and Warrant Shares hereunder by delivering written notice thereof to the Purchasers and paying, or reimbursing the Purchasers for, the reasonable out-of-pocket fees and expenses incurred by the Purchasers in connection with the determination of Fair Value Per Share as a result of the Company's exercise of such call rights hereunder (and in the event of any such termination or abandonment, the provisions of this Section 4 shall thereafter remain and continue in effect in accordance with their respective terms).

          (b)  Call Closing.
               ------------

          Subject to conditions set forth in Section 4(a), the closing (the "Call Closing") of the Company's purchase of Warrants and Warrant Shares from
-------------
the Purchasers pursuant to Section 4(a) shall take place on such date (the "Call
                                                                            ----
Closing Date") as shall be determined by the Company, but in any event not
------------
earlier than 10 days and not later than 90 days after the date on which the final determination of the Fair Value Per Share of the Warrants and Warrant Shares being repurchased is made. The Call Closing shall take place at the Company's principal executive office or place of business or the office in New York City of the Company's attorneys. The Company shall send written notice of the Call Closing (the "Call Closing Notice") to the Purchasers. The Call
                       -------------------
Closing Notice shall specify the Call Closing Date and the location of the Call Closing. At the Call Closing, the Company shall pay to each Purchaser, against the Company's receipt from such Purchaser of the certificate or certificates representing the Warrants and Warrant Shares being purchased from such Purchaser duly endorsed or accompanied by duly executed stock powers and other instruments of transfer necessary to transfer such Warrants and Warrant Shares to the Company free and clear of all liens, pledges, encumbrances and other adverse claims, an amount equal to the aggregate purchase price for all such Warrants and Warrant Shares, by wire transfer of immediately available funds, or if such Purchaser shall not have specified wire transfer instructions to the Company prior to the Call Closing Date, by certified or official bank check made payable to the order of such Purchaser.

          (c)  Adjustment of Fair Value Per Share.
               ----------------------------------

          (i) If a Liquidity Event occurs at any time during the first six months following the Call Closing and the price of a share of Class B Common Stock or Class C Common Stock, as the case may be, resulting from such Liquidity Event exceeds the per share purchase price paid by the Company for shares of Class B Common Stock or Class C Common Stock, as the case may be, at the Call Closing, then the Company shall pay each Purchaser an amount equal to the product of (A) the amount by which the price of a share of Class B Common Stock or Class C Common Stock, as the case may be, resulting from such Liquidity Event exceeds the per share purchase price paid by the Company for shares of Class B Common Stock or Class C Common Stock, as the case may be, at the

     Call Closing multiplied by (B) the number of shares of Class B Common Stock or Class C Common Stock, as the case may be, purchased by the Company from such Purchaser at the Call Closing (including shares of Class B Common Stock or Class C Common Stock, as the case may be, issuable upon exercise of unexercised Warrants so purchased). Such payment shall be made to such Purchaser within 15 Business Days after the consummation of such Liquidity Event in the same manner as the payment of the purchase price at the Call Closing.

          (ii) If a Liquidity Event occurs at any time during the second six months following the Call Closing and the price of a share of Class B Common Stock or Class C Common Stock, as the case may be, resulting from such Liquidity Event exceeds the per share purchase price paid by the Company at the Call Closing, then the Company shall pay each Purchaser an amount equal to 50% of the product of (A) the amount by which the price of a share of Class B Common Stock or Class C Common Stock, as the case may be, resulting from such Liquidity Event exceeds the per share purchase price paid by the Company for shares of Class B Common Stock or Class C Common Stock, as the case may be, at the Call Closing multiplied by (B) the number of shares of Class B Common Stock or Class C Common Stock, as the case may be, purchased by the Company from such Purchaser at the Call Closing (including shares of Class B Common Stock or Class C Common Stock, as the case may be, issuable upon exercise of unexercised Warrants so purchased). Such payment shall be made to such Purchaser within 15 Business Days after the consummation of such Liquidity Event in the same manner as the payment of the purchase price at the Call Closing.

     5.   Miscellaneous.
          -------------

          (a)  Amendment and Waiver.
               --------------------

          The provisions of this Agreement may only be amended in writing signed by the Company and the Purchasers, and may only be waived in writing by the party to be charged with such waiver.

          (b)  Duration; Termination.
               ---------------------

          The provisions of this Agreement shall terminate upon the first to occur of (A) a Liquidation, (B) a Sale of the Company, (C) the written approval of such termination by the Company and the Purchasers, and (D) the consummation of a Qualified Public Offering.

          (c)  Severability.
               ------------

          It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d)  Entire Agreement.
               ----------------

          This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any and all prior and contemporaneous understandings, agreements, arrangements or representations by or among the parties, written or oral, which may relate to the subject matter hereof in any way.

          (e)  Successors and Assigns.
               ----------------------

          (i) Except as otherwise provided herein, this Agreement will bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Purchasers and their respective successors and permitted assigns, so long as each such Person holds Warrants or Warrant Shares. Any Purchaser may assign and delegate any of its rights and obligations hereunder to any Permitted Transferees of Warrants or Warrant Shares as defined in, and pursuant to the provisions of the Stockholders Agreement without the prior written consent of any other party hereto. None of the provisions hereof shall create, or be construed or deemed to create, any third party beneficiaries.

          (ii) References in this Agreement to a "Purchaser" shall mean, collectively, (A) a Purchaser named herein, (B) each Additional Purchaser (as such term is defined in the Purchase Agreement) who has executed and delivered to the Company a joinder agreement in accordance with the terms of Section 2.5 of the Purchase Agreement and (C) the permitted transferees of Warrants or Warrant Shares held by such Purchaser who have executed and delivered to the Company a joinder agreement in form and substance reasonably acceptable to such permitted transferee and the Company pursuant to which such permitted transferee shall have agreed to be bound and to comply with the provisions of this Agreement as if such permitted transferee were an Purchaser named herein. Whenever any agreement, consent, approval or waiver of the Purchasers is required or requested hereunder, then, unless otherwise expressly provided, such agreement, consent, approval or waiver shall be deemed to have been duly given if in a writing signed by the Requisite Purchasers.

          (f)  Counterparts.
               ------------

          This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          (g)  Notices.
               -------

          All notices and other communications which are required or otherwise delivered hereunder shall be deemed to be sufficient and duly given if contained in a written instrument (a) personally delivered or sent by telecopier, (b) sent by nationally-recognized overnight courier guaranteeing next Business Day delivery or (c) sent by first class registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            (i)  if to the Issuer or any Subsidiary to:

                 USS Holdings, Inc.
                 c/o D. George Harris & Associates, Inc.
                 399 Park Avenue
                 32nd Floor
                 New York, New York 10022
                 Telephone:  (212) 207-6400
                 Telecopy:   (212) 207-6470
                 Attention:  Donald G. Kilpatrick, Esq.;

            (ii) with a copy to:

                 Winthrop, Stimson, Putnam & Roberts
                 One Battery Park Plaza
                 New York, New York  10004
                 Telephone:  212-858-1000
                 Telecopy:  212-858-1500
                 Attention: Kenneth E. Adelsberg, Esq.; and

           (iii) if to any Purchaser to the address of such Purchaser set forth on Schedule I:

            (iv) with a copy to:

                 O'Sullivan Graev & Karabell, LLP
                 30 Rockefeller Plaza
                 New York, New York  10112
                 Telephone:  212-408-2400
                 Telecopy:   212-408-2420
                 Attention:  John J. Suydam, Esq.

or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) when delivered, if personally delivered or sent by telecopier, (ii) on the first Business Day after dispatch, if sent by nationally recognized, overnight courier guaranteeing next Business Day delivery and (iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail.

     6.   Governing Law; Consent to Jurisdiction.
          --------------------------------------

          (i) All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of laws provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of laws analysis, the substantive law of some other jurisdiction would ordinarily apply.

          (ii) The jurisdiction and venue in any action brought by any party hereto pursuant to this Agreement shall exclusively lie in any federal or state court located in the City of New York, New York. The parties further agree that such exclusive jurisdiction and venue shall lie exclusively with such federal courts if federal rules of jurisdiction permit such federal court to hear such action. By execution and delivery of this Agreement, each party hereto irrevocably submits to the jurisdiction of such courts for himself or itself and in respect of his or its property with respect to such action. The parties irrevocably agree that venue would be proper in any such court, and hereby waive any objection that any such court is an improper or inconvenient forum for the resolution of such action. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdiction by suit on the judgment or in any other manner provided by Applicable Law.

     7.   Mutual Waiver of Jury Trial.
          ---------------------------

          BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

                               *   *   *   *   *

          IN WITNESS WHEREOF, the parties hereto have executed this Equity Rights Agreement as of the date first above written.


                              USS HOLDINGS, INC.

                              By:  ______________________________
                                   Name:
                                   Title:

                              PURCHASERS

                              CB CAPITAL INVESTORS, L.P.
                              By: CB Capital Investors, Inc.
                                  its General Partner

                              By:  ______________________________
                                   Name:
                                   Title:





[Equity Rights Agreement Signature Page]

                                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                                  By:__________________________
                                     Name:
                                     Title:

                                  MASSMUTUAL CORPORATE INVESTORS


                                  By:____________________________
                                     Name:
                                     Title:

                                  MASSMUTUAL PARTICIPATION INVESTORS


                                  By:____________________________
                                     Name:
                                     Title:

                                  MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED

                                  By:  Massachusetts Mutual Life
                                       Insurance Company,  as
                                       Investment  Manager


                                  By:____________________________
                                     Name:
                                     Title:







[Equity Rights Agreement Signature Page]

                                  _______________________________
                                  D. George Harris



                                  _______________________________
                                  Anthony J. Petrocelli



                                  _______________________________
                                  Richard J. Donahue



                                  _______________________________
                                  Donald J. Kilpatrick



                                  _______________________________
                                  Richard J. Nick



                                  _______________________________
                                  Anne Cortazzi


                                  TRUST UNDER AGREEMENT OF D. GEORGE HARRIS
                                  DATED NOVEMBER 18, 1994 F/B/O ROBERT HARRIS

                                  By:____________________________
                                     Anthony J. Petrocelli, Trustee


                                  By:____________________________
                                     Donald G. Kilpatrick, Trustee






[Equity Rights Agreement Signature Page]

                                  TRUST UNDER AGREEMENT OF D. GEORGE HARRIS
                                  DATED NOVEMBER 18, 1994 F/B/O MARGARET HARRIS

                                  By:____________________________
                                     Anthony J. Petrocelli, Trustee


                                  By:____________________________
                                     Donald G. Kilpatrick, Trustee



                                  TRUST UNDER AGREEMENT OF D. GEORGE HARRIS
                                  DATED NOVEMBER 18, 1994 F/B/O PAIGE COLEMAN

                                  By:____________________________
                                     Anthony J. Petrocelli, Trustee


                                  By:____________________________
                                     Donald G. Kilpatrick, Trustee



                                  TRUST UNDER AGREEMENT OF D. GEORGE HARRIS
                                  DATED NOVEMBER 18, 1994 F/B/O KEITH COLEMAN

                                  By:____________________________
                                     Anthony J. Petrocelli, Trustee


                                  By:____________________________
                                     Donald G. Kilpatrick, Trustee






[Equity Rights Agreement Signature Page]

                                  TRUST UNDER AGREEMENT OF D. GEORGE HARRIS
                                  DATED NOVEMBER 18, 1994 F/B/O AUGUSTUS
                                  NORTHRIDGE

                                  By:____________________________
                                     Anthony J. Petrocelli, Trustee


                                  By:____________________________
                                     Donald G. Kilpatrick, Trustee



                                  TRUST UNDER AGREEMENT OF D. GEORGE HARRIS
                                  DATED JANUARY 31, 1995 F/B/O P.G.F. SCURR

                                  By:____________________________
                                     Anthony J. Petrocelli, Trustee


                                  By:____________________________
                                     Donald G. Kilpatrick, Trustee



                                  TRUST UNDER AGREEMENT OF ANTHONY J. PETROCELLI DATED OCTOBER 29, 1990

                                  By:____________________________
                                     D. George Harris, Trustee


                                  By:____________________________
                                     Donald G. Kilpatrick, Trustee





[Equity Rights Agreement Signature Page]

                                                             [OGK DRAFT 3/15/00]


--------------------------------------------------------------------------------


                               USS HOLDINGS, INC.


--------------------------------------------------------------------------------


                             EQUITY RIGHTS AGREEMENT


                                     BETWEEN


                               USS HOLDINGS, INC.


                                       AND


                   THE PURCHASERS LISTED ON SCHEDULE I HERETO


--------------------------------------------------------------------------------


                          Dated as of October 1, 1999


--------------------------------------------------------------------------------

                                   Schedule I
                                   ----------

                                   Purchasers
                                   ----------



CB Capital Investors, L.P.
380 Madison Avenue
12th Floor
New York, New York  10017-2070
Attention:  Richard D. Waters, Jr.
Telephone:  (212) 622-3096
Telecopier:  (212) 622-3950

MASSACHUSETTS MUTUAL LIFE
 INSURANCE COMPANY - 1
1295 State Street
Springfield, MA  01111
Attn.:  Securities Investment Division


MASSACHUSETTS MUTUAL LIFE
 INSURANCE COMPANY - 2
1295 State Street
Springfield, MA  01111
Attn.:  Securities Investment Division


MASSMUTUAL PARTICIPATION INVESTORS
c/o MASSACHUSETTS MUTUAL LIFE
 INSURANCE COMPANY
1295 State Street
Springfield, MA  01111
Attn.:  Securities Investment Division


MASSMUTUAL CORPORATE INVESTORS
c/o MASSACHUSETTS MUTUAL LIFE
 INSURANCE COMPANY
1295 State Street
Springfield, MA  01111
Attn.:  Securities Investment Division

MASSMUTUAL CORPORATE VALUE
 PARTNERS LIMITED
c/o BANK OF AMERICA TRUST AND BANKING
 CORPORATION (CAYMAN) LIMITED
P.O. Box 1092
George Town
Grand Cayman
Cayman islands, B.W.I.
Attention:  Michael Carney


D. George Harris*

* c/o D. George Harris & Associates
399 Park Avenue, 32nd Floor
New York, NY 10022


Anthony J. Petrocelli*

Richard J. Donahue*

Donald G. Kilpatrick*

Richard J. Nick*


Trust under Agreement of D. George Harris dated
November 18, 1994 F/B/O Robert Harris*


Trust under Agreement of D. George Harris dated
November 18, 1994 F/B/O Margaret Harris*


Trust under Agreement of D. George Harris dated
November 18, 1994 F/B/O Paige Coleman*


Trust under Agreement of D. George Harris dated
November 18, 1994 F/B/O Keith Coleman*


Trust under Agreement of D. George Harris dated
November 18, 1994 F/B/O Augustus Northridge*




___________________

* c/o D. George Harris & Associates
399 Park Avenue, 32nd Floor
New York, NY 10022

Trust under Agreement of D. George Harris dated
January 31, 1995 F/B/O P.G.F. Scurr*


Trust under Agreement of Anthony J. Petrocelli dated
October 29, 1990*


Trust under Agreement of Anthony J. Petrocelli dated
__________________ F/B/O Serena Petrocelli*



Anne Cortazzi
[Address]




__________________

* c/o D. George Harris & Associates
399 Park Avenue, 32nd Floor
New York, NY 10022